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                                                                    Exhibit 10.3

                                  CNBC BANCORP
                      1996 NON-QUALIFIED STOCK OPTION PLAN
                    (AS AMENDED AND RESTATED MARCH 18, 1997)

                                 PART I GENERAL

         1. PURPOSE. The purpose of this Commerce National Bank ("CNBC") 1996 Non-Qualified Stock Option Plan (the "Plan") is to advance the interests of CNBC (the "Bank") and to enhance the value of the shareholders' investment in the Bank by encouraging key management employees and directors (collectively referred to as "key personnel" and "personnel") to acquire or increase and retain a financial interest in the Bank and thereby encourage the key personnel to remain in the employment of the Bank and to put forth maximum efforts for the success of the Bank. In addition, the Plan is intended to enable the Bank to compete effectively for the services of potential key personnel by furnishing an additional incentive to join the employment of the Bank. It is intended that non-qualified stock options may be granted under the Plan. Effective March 18, 1997, the Plan is renamed the CNBC Bancorp 1996 Non-qualified Stock Option Plan, and the definition of "Bank" is changed from "CNBC" to "CNBC Bancorp and its subsidiaries" or to "CNBC Bancorp", as appropriate.

         2. ADMINISTRATION OF THE PLAN.

                           (a) COMMITTEE. The Plan shall be administered by the
Compensation Committee (the "Committee") established under the bylaws of the Bank. The members of the Committee shall be appointed by, and serve at the pleasure of, the board of directors of the Bank. Effective March 18, 1997, the Plan shall be administered by the Board of Directors of CNBC Bancorp (the "Board"), instead of by the Committee.

                           (b) AUTHORITY OF THE COMMITTEE. The Committee shall
have full power and authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority specifically granted to it under the Plan or necessary or advisable, in the sole and absolute discretion of the Committee, for the administration of the Plan including, without limitation, the authority to: select from among key personnel those individuals to whom stock options may be granted pursuant to the Plan; fix the terms and provisions and restrictions of any option granted under the Plan; grant options, interpret and construe any provision of the Plan or of any option granted hereunder; adopt, amend and rescind such rules and regulations relating to the Plan as the Committee shall determine in its discretion, subject to the express provisions of the Plan; and make all other determinations deemed by it necessary or advisable for the administration of the Plan. All decisions and designations made by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive with respect to all interested parties, unless otherwise determined by the board of directors. However, any actions which directly affect a committee member must be approved by a majority of disinterested members of the board of directors. Effective March 18, 1997, all references to the "Committee" in this Section of 2(b) are replaced by "Board"; the phrase "unless otherwise determined by the board of directors" in the second sentence is deleted; and the last sentence is deleted.

                           (c) VACANCIES, ETC. The board of directors shall fill
all vacancies, however caused, in the Committee. The board of directors may, from time to time, appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the board of directors to serve as chairman of the Committee. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. Effective March 18, 1997, this Section 2(c) is deleted.



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                           (d) INDEMNIFICATION. Persons ("members") who are or
shall have been members of the Committee or of the board of directors shall be indemnified and held harmless by the Bank against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement thereof, with the Bank's approval, or paid by them in satisfaction of judgment in any such action, suit, or proceeding against them; provided they shall give the Bank an opportunity, at its own expense, to handle and defend the same before they undertake to handle and defend it on their own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Bank's Articles of Association or Bylaws, as a matter of law, or otherwise, or any power that the Bank may have to indemnify them or hold them harmless. The Bank may refuse to indemnify a member if such member did not act in good faith in the execution of his or her duties. Effective March 18, 1997, the phrase "or the Board" is inserted after the phrase "or of the board of directors" in the second line hereof.

         3. CONSOLIDATION OF PRIOR NON-QUALIFIED STOCK OPTION PLANS. The Plan hereby incorporates and consolidates all previously approved Non-Qualified Stock Option Plans (the "Prior Plans") into the Plan and all terms and conditions of the Plan will govern and dictate all options previously issued. The Prior Plans include the 1991, 1992, 1993, 1994 and 1995 Non-Qualified Stock Option Plans of Commerce National Bank. All options granted pursuant to the Prior Plans are subject to the provisions of the Plan. A total of 71,070 shares have been granted under the Prior Plans.

         4. ELIGIBILITY.

                           (a) GENERAL. "Key Personnel" of the Bank shall be
eligible to receive stock options pursuant to the Plan. Key personnel may include full-time employees, part-time employees or directors. Provided, however, that members of the Committee may not participate in the Plan unless approved by the majority of disinterested members of the board of directors. More than one option may be granted to a participant. The Committee shall, in its sole discretion, from time to time, select from such key personnel to whom stock options shall be granted and determine the number of shares to be included in such stock option. Effective March 18, 1997, the foregoing references to "Committee" are changed to "Board".

                           (b) FACTORS. In determining the persons to whom stock
options are to be granted under the Plan, the Committee shall take into consideration the respective duties of the persons, their present and potential contributions to the success of the Bank and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. Effective March 18, 1997, the foregoing references to "Committee" are changed to "Board".

                           (c) NO OTHER RIGHTS. Nothing contained in the Plan,
nor any stock option granted pursuant to the Plan, shall confer upon any employee or director any right to continue in the employment of the Bank nor limit in any way the right of the Bank to terminate the employment of any employee or director at any time.

         5. SHARES SUBJECT TO THE PLAN.

                           (a) The shares for which options may be granted under
the Plan shall consist of 90,000 common shares, par value $5.00 per share (the "Common Shares"), of the Bank; subject to adjustment in Section 11. The shares issued in conjunction with the Prior Plans are included as shares subject to the Plan.

                           (b) Common Shares subject to the Plan may be, at the
discretion of the board of directors, either authorized and unissued Common Shares or Common Shares reacquired by the Bank and held as treasury shares.



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                           (c) If any outstanding option under the Plan for any
reason expires or is terminated without having been exercised in full, the Common Shares allocable to the unexercised portion of such option shall (unless the Plan shall have been terminated) become available for subsequent grants of options under the Plan.

                           (d) Effective November 30, 1996, the phrase "par
value $5.00 per share" in Section 9(a) is changed to "without par value", the term "Common Shares" shall refer to "common shares of CNBC Bancorp" and all references to "Bank" are replaced by "CNBC Bancorp".

         6. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan was approved by the affirmative vote of the board of directors on February 20, 1996. The effective date of the Plan shall be April 16, 1996, subject to the approval of shareholders owning a majority of the voting shares of the Bank. This Plan shall terminate upon the earlier of (i) April 16, 2001; or (ii) the date on which all Common Shares available for issuance under the Plan have been issued pursuant to the exercise of options granted hereunder; or (iii) the determination of the board of directors that the Plan shall terminate. No options may be granted under the Plan after such termination date, provided that the options granted and outstanding on such termination date shall continue to have force and effect in accordance with the provisions of the documents evidencing such options. Effective November 30, 1996, the foregoing references to "Common Shares" shall refer to "common shares of CNBC Bancorp".

         7. AMENDMENT OF THE PLAN. The board of directors may, from time to time, alter, amend, modify, suspend or discharge or make such changes in and additions to this Plan as it may deem desirable, without further action on the part of the shareholders of the Bank; provided, however, that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto and further provided, however, that, except as provided in Section 11, no action of the Board, unless taken with the affirmative vote of the holders of a majority of the oustanding common shares of the Bank, may:

                  (a) increase the total number of Common Shares available for issuance pursuant to the Plan;
                  (b)      reduce the minimum option price;
                  (c) increase the period in which options granted under the Plan may be exercised;
                  (d) increase the number of Common Shares subject to the Plan which may be optioned to any one individual or in any one year;
                  (e)      extend the termination date of the Plan; or
                  (f) change the class of employees eligible to receive options under the Plan.

Subject to and without limiting the generality of the foregoing, the Board may amend or modify the Plan and any outstanding options under the Plan to the extent necessary to qualify any or all of such options or future options to be granted for such beneficial federal income tax treatment as may be afforded employee stock options under the Code or any amendments thereto or other statutes or regulations or rules (or any interpretations thereof by any applicable governmental agency or entity) which become effective after the effective date of the Plan (including without limitation any proposed or final Treasury regulations). Effective November 30, 1996, the foregoing references to "shareholders of the Bank" shall refer to "shareholders of CNBC" and the term "Common Shares" shall refer to "common shares of CNBC Bancorp".

         8. NOTICES. Each notice relating to this Plan shall be in writing and delivered in person or by first class or certified mail to the proper addressee. Each notice shall be deemed to have been given on the date it is received. Each notice to the Committee shall be addressed as follows:

                           Commerce National Bank
                           100 E. Wilson Bridge Rd., Suite 100
                           Worthington, OH 43085



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                           Attention:  Compensation Committee

         Each notice to a holder of options (or other person or persons then entitled to exercise an option) shall be addressed to the holder (or such other person or persons), at the holder's address set forth in the Bank's current personnel records. Anyone to whom a notice may be given under this Plan may designate, in writing, a new address by notice to that effect. Effective March 18, 1997, the third sentence hereof is amended to read as follows: Each Notice to the Board shall be addressed as follows:

                           CNBC Bancorp
                           100 E. Wilson Bridge Road, Suite 100
                           Worthington, OH 43085
                           Attention:  Board of Directors


                                 PART II OPTIONS

         9.  GRANT OF OPTIONS.

                           (a) To the extent not inconsistent with the
provisions of this Plan, the Committee shall fix the terms and provisions and restrictions of options, including the number of Common Shares to be subject to each option, the dates on which options may be fully or partially exercised, the minimum period (if any) during which the same must be held until exercisable and the expiration dates thereof. Options granted hereunder shall be evidenced by a written option agreement (an "Agreement") between the option holder and the Committee. The Agreement shall contain such terms, conditions and limitations as provided by the Committee, but shall also be subject to the provisions of this
Section 9 and other Sections of Part II of this Plan.

                           (b) Notwithstanding anything in this Plan to the
contrary, the grant of options shall be subject to the following limitations:
(i) in any one fiscal year, no more than 6,000 Common Shares may be granted under options; and (ii) in any one fiscal year not more than 1,000 Common Shares may be granted under options to any one individual in the Plan.

                           (c) The option purchase price to be paid by option
holders in the Plan for a Common Share, shall be determined by the Committee, but shall be in no event less than the greater of the fair market value or book value of the Common Shares on the date such stock option is granted. The fair market value of the Common Shares on a particular date shall be determined by the Committee.

                           (d) Any option granted hereunder shall provide, as
determined by the Committee, for appropriate arrangements for the satisfaction by the Bank and the option holder of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the Common Shares or other property thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitations, the right of the Bank to receive transfers of Common Shares or other property from the option holder or to deduct or withhold in the form of cash or shares from any transfer or payment to an option holder, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

                           (e) The Committee shall have the authority to effect,
at any time and from time to time, with the consent of the affected option holder or option holders, the cancellation of any or all outstanding options granted under the Plan and the grant in substitution thereof of new options under the Plan (subject to the limitations hereof) covering the same or different numbers of Common Shares at an option price per share in all events not less than the fair market value or book value of the common stock on the new grant date.



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                           (f) The Committee may include such other terms and
conditions not inconsistent with the foregoing as the Committee shall approve. Without limiting the generality of the foregoing sentence, the Committee shall be authorized to determine that options shall be exercisable in one or more installments during the term of the option and the right to exercise may be cumulative as determined by the Committee.

                           (g) Effective November 30, 1996, all references to
"Common Shares" in this Section 9 shall refer to common shares of CNBC Bancorp. Effective March 18, 1997, all references to "Committee" in this Section 9 are changed to "Board".

          10. NOTICE OF GRANT OF OPTION. Upon the granting of any option to a participant, the Committee shall promptly cause such participant to be notified of the fact of such grant. The date on which an option shall be granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized, subject to the satisfaction of any conditions the Committee may place on the effectiveness of the grant. Effective March 18, 1997, all references to "Committee" in this Section 10 are changed to "Board".

         11.  ADJUSTMENTS AND CHANGES IN THE COMMON SHARES

                           (a) In the event that the Common Shares as presently
constituted shall be changed into or exchanged for a different kind of shares or other securities of the Bank or another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares shall be increased through the payment of a stock dividend or stock split, then unless such change results in the termination of all outstanding options pursuant to the provisions of Section 12 hereof, there shall be substituted for or added to each share of the Bank theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares or other securities into which each outstanding share of the Bank shall be so changed, or for which each such share shall be entitled, as the case may be. Outstanding options shall also be appropriately amended as to price and number of shares and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Bank, or of any share or other securities into which such shares shall have been changed, or for which they shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 11 shall be rounded down to the nearest whole number of shares.

                           (b) Notice of any adjustment shall be given by the
Bank to each holder of an option which shall have been so adjusted, provided that such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan and any instrument or agreement issued thereunder.

                           (c) Effective November 30, 1996, all references to
"Bank" are changed to "CNBC Bancorp" and all references to "Common Shares" shall refer to "common shares of CNBC Bancorp". Effective March 18, 1997, all references to "Committee" in this section 11(a) are changed to "Board".

         12. ACCELERATION OF EXERCISE OF OPTIONS.

                           (a) In the event of a Change in Control of the Bank, as hereinafter defined, or in the event of the death or permanent disability of an option holder, the following provisions shall apply to stock options previously granted under the Plan, notwithstanding any provision herein or in any agreement to the contrary:

                                     (i)    all options which provide for
                                            exercise in one or more installments
                                            shall become immediately exercisable
                                            in full;



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                                    (ii)    if any option holder shall cease to
                                            be employed by the Bank within one
                                            (1) year following a Change in
                                            Control, the option may in all
                                            events be exercised for a period of
                                            three (3) months after such
                                            termination of employment and within
                                            the option period;

                                   (iii)    all options under the Plan which
                                            have not previously vested shall
                                            become vested; and

                                    (iv)    the exercise restrictions provided
                                            in Section 15 of the Plan shall not
                                            be applicable.

                           (b) For purposes of the Plan, the term "Change in
Control" in ownership of the Bank shall mean and shall be deemed to have occurred if (i) any person [as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")], is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing thirty percent (30%) or more of the combined voting power of the Bank's then outstanding securities, or (ii) there commences a tender offer for securities of the Bank which, if successful, would result in any person becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing thirty percent (30%) or more of the combined voting power of the Bank's then outstanding securities, or (iii) there is a consolidation or combination of the Bank with, or merger of the Bank into or with, any other company and the inside stockholders are not beneficial owners (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of a company that directly or indirectly owns the Bank representing more than thirty percent (30%) of the combined voting power of such controlling company, or (iv) there is an acquisition of the Bank or of all or substantially all of the assets of the Bank by another person, company or entity.

                           (c) The grant of options under this Plan shall in no
way affect the right of the Bank to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                           (d) Effective November 30, 1996, all references in
Section 12 to "Bank" are changed to "CNBC Bancorp".

         13. ADDITIONAL PROVISIONS. Any Agreements authorized under the Plan shall contain such other provisions as the Committee and the Board of Directors of the Bank shall deem advisable which are not inconsistent with the terms herein stated. Effective March 18, 1997, the phrase "the Committee and the Board of the Directors of the Bank" is replaced by the phrase "the Board".

         14.  EXERCISE OF OPTIONS.

                           (a) The exercise of stock options shall be subject to
restrictions that may be created by the Committee in its discretion as to the number of such options which may be exercised by an option holder at a given time or in a given period of time. The Committee shall establish a vesting period, schedule and criteria for the exercise of options as it deems appropriate, such as vesting in installments upon the achievement by the Bank or option holder of specified periods of continued employment, specific performance criteria or other goals.

                           (b) Each option granted under this Plan shall be
exercisable on such date or dates and during such period and for such number of Common Shares as shall be determined pursuant to the terms of the Agreement evidencing such option. An option may be exercised by notice given to the Committee in such form as the Committee shall require. No fraction of a Common Share may be purchased by an option holder upon exercising his option, and to the extent that the use of fractional or percentage computations would



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otherwise give rise to the right of the option holder to purchase a fraction of a Common Share, the total Common Shares subject to exercise shall be adjusted down to the nearest whole number.

                           (c) Effective November 30, 1996, all references to
"Common Shares" in this Section 14 shall refer to "common shares of "CNBC Bancorp". Effective March 18, 1997, the references to "Committee" in Sections 14(a) and (b) are changed to "Board".

         15.  EXERCISE AFTER TERMINATION OF EMPLOYMENT

                           (a) Except as otherwise provided in the Plan, an
option holder's options (i) are exercisable only by the option holder, and (ii) are exercisable only while the option holder is in the employment of the Bank except as provided in Sections 15(b) through 15(e).

                           (b) Except as provided in Section 12 of the Plan, any
option holder's option which is exercisable by its terms at the time the option holder ceases to be in the employment of the Bank must be exercised on or before the earlier of (i) thirty (30) days after the date of termination of employment, or (ii) the fixed expiration date of such option after which period such option shall expire. However, options cease to be exercisable on the date the option holder ceases to be in the employment of the Bank if termination of employment is for nonperformance of duties or other cause.

                           (c) In the event of the death of the option holder,
each of that option holder's unexercised options (whether or not then exercisable by their terms) shall become immediately exercisable by his or her estate for a period ending on the earlier of the fixed expiration date of such option or twelve months after the date of death, after which period such option shall expire. For purposes hereof, the estate of an option holder shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise an option by reason of the death of the option holder.

                           (d) In the event of the termination of employment by
reason of the permanent disability (as defined below) of the option holder, each of that option holder's unexercised options (whether or not then exercisable by their terms) shall become exercisable for a period ending on the earlier of (i) the fixed expiration date of such option, or (ii) twelve months from the date of termination after which period such option shall expire. For purposes of Section 12 or this Section 15(d), "permanent disability" shall be deemed to be the inability of the option holder to perform the duties of his or her job with the Bank because of a physical or mental disability as evidenced by the opinion of a Bank-approved doctor of medicine licensed to practice medicine in the United States of America.

                           (e) In the event of the death or permanent disability
of the option holder, the estate or option holder, respectively, may request cash payment equal to the difference between the fair market value of the common shares and the option exercise price multiplied by the number of options outstanding in exchange for surrendering its options to the Bank; however, the Committee, in its sole discretion, may approve or deny the request. Effective March 18, 1997, the references to "Committee" in this Section 15(e) is replaced by the phrase "the Board". Effective November 30, 1996, the reference to "Common Shares" in this Section 15(e) shall refer to common shares of "CNBC Bancorp".

         16. PAYMENT FOR COMMON SHARES. Common Shares which are subject to an option shall be transferred only upon exercise of the option in whole or in part and upon full payment of the purchase price for the Common Shares as to which the option is exercised. The option price shall be payable upon exercise of the option in United States dollars in cash, check, bank draft or money order. Effective November 30, 1996, the reference to "Common Shares" in this Section 16 shall refer to the "common shares of 'CNBC Bancorp'".

         17. TERMINATION OF OPTION. Each stock option shall terminate in any event no later than twenty (20) years from the date of the grant.

         18. ASSIGNABILITY. An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the option holder to whom granted, may be exercised only by him or her, his or her guardian or legal representative.


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         19.  LAWS AND REGULATIONS.

                           (a) The Plan and all options granted pursuant to it
are subject to all laws and regulations of any governmental authority which may be applicable thereof, and notwithstanding any provisions of this Plan or the options granted, the holder of a stock option shall not be entitled to exercise such option, nor shall the Bank be obligated to issue any Common Shares or pay any cash under the Plan to the holder, if such exercise, issuance or payment shall constitute a violation by the option holder or the Bank of any provisions of any such law or regulation.

                           (b) The Bank, in its discretion, may postpone the
issuance and delivery of Common Shares upon any exercise of an option until completion of any stock exchange listing or registration or other qualification of such Common Shares under any state or federal law, rule or regulation as the Bank may consider appropriate; and may require any person exercising an option to make such representations and furnish such information as it may consider appropriate in connection with the issuance of the Common Shares in compliance with applicable law. Under such circumstances, the Bank shall proceed with reasonable promptness to complete any such listing, registration or other qualification.

                           (c) Common Shares issued and delivered upon exercise
of a stock option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Bank, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

                           (d) Effective November 30, 1996, all references in
this Section 19 to "Bank" are changed to "CNBC Bancorp" and all references to "Common Shares" shall refer to "common shares of 'CNBC Bancorp'".

         20. SHAREHOLDER RIGHTS. An option holder shall have none of the rights of a shareholder of the Bank with respect to any Common Shares subject to any option granted hereunder until such individual shall have exercised the option and been issued Common Shares therefor. Effective November 30, 1996, all references in this Section 20 to "Common Shares" shall refer to the "common shares of 'CNBC Bancorp'".

         21. SEVERABILITY. If any provision of the Plan shall cause the Plan to violate any provision of any applicable law, rule or governmental regulation or to be considered null and void, such provision shall be severed from the Plan and shall be null and void or shall be deemed null and void ab initio, as shall be appropriate or necessary and the Plan shall continue in full force and effect as such provisions were not part of the Plan.

         22. USE OF PROCEEDS. The proceeds received by the Bank from the Sale of Common Shares pursuant to the options granted under this Plan shall be used for general corporate purposes. Effective November 30, 1996, all references in this
Section 20 to "Common Shares" shall refer to the "common shares of 'CNBC Bancorp'".

         23. EXPENSES. The expenses of the Plan shall be borne by the Bank.



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